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                                                                    EXHIBIT 10.2

                                    GUARANTY
                                    --------

          FOR VALUE RECEIVED, and in consideration of any loans, advances, payments, extensions of credit and/or other financial accommodations heretofore, now or hereafter made, granted or extended by Mercantile Bank National Association, a national banking association, its successors and assigns ("Lender"), or which Lender has or will become obligated to make, grant or extend, to or for the account of FarmPRO, Inc., a Pennsylvania corporation ("Borrower"), and in consideration of any obligations heretofore, now or hereafter incurred by Borrower to Lender, the undersigned, The GSI Group, Inc., a Delaware corporation (the "Guarantor"), hereby absolutely and unconditionally guarantees to Lender the prompt and complete payment when due in accordance with their respective terms (whether by reason of demand, maturity, acceleration or otherwise) of any and all of the present and future "Borrower's Obligations" (as defined in that certain Loan Agreement dated the date hereof by and between Borrower and Lender, as the same may from time to time be amended, modified, extended or renewed (the "Loan Agreement")) (collectively, the "Guaranteed Indebtedness"); provided, however, that the Guaranteed Indebtedness shall not include (a) any portion of the Borrower's Obligations consisting of principal (and not interest, fees or collection costs and expenses) (the "Principal Portion of the Borrower's Obligations") which is incurred by Borrower after November 26, 1998, or (b) the Principal Portion of the Borrower's Obligations which is in excess of $6,000,000.00, if any. In addition, the Guarantor shall and agrees to be liable to Lender for all costs and expenses incurred by Lender in attempting or effecting collection hereunder (whether or not litigation shall be commenced in aid thereof) and in connection with representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, including, without limitation, reasonable attorneys' fees and expenses.

          Notice of the acceptance of this Guaranty, and of the incurrence of any of the Guaranteed Indebtedness, and presentment, demand for payment, notice of dishonor, protest, notice of protest and of default by Borrower are hereby waived by the Guarantor who agrees: (i) that this Guaranty is a guaranty of payment and not of collection and the obligations of the Guarantor hereunder may be enforced directly against the Guarantor independently of and without proceeding against Borrower or any other guarantor(s) of any or all of the Guaranteed Indebtedness or foreclosing any collateral pledged to Lender; (ii) that Lender in its sole and absolute discretion may from time to time extend the time of payment, change the interest rates and renew or change the manner, place, time and terms of payment of and make any other changes with respect to any or all of the Guaranteed Indebtedness; (iii) that Lender may from time to time in its sole and absolute discretion sell, exchange, release, surrender and otherwise deal with any collateral pledged to Lender by Borrower or any other person or entity to secure any or all of the Guaranteed Indebtedness; (iv) that Lender may from time to time in its sole and absolute discretion release and otherwise deal with any other guarantor(s) of any or all of the Guaranteed Indebtedness; and (v) that Lender may from time to time exercise or refrain from exercising any rights against Borrower or any other guarantor(s) of any or all of the Guaranteed Indebtedness and otherwise act or refrain from acting with respect to Borrower or any other guarantor(s) of any or all of the Guaranteed Indebtedness, and may from time to time settle or compromise any or all of the Guaranteed Indebtedness with Borrower; all without notice to or consent of the Guarantor and without releasing the Guarantor.

          The Guarantor shall have no right of subrogation, reimbursement, contribution or indemnity whatsoever with respect to Borrower or any other guarantor(s) of any or all of the Guaranteed Indebtedness and no right of recourse to or with respect to any assets or property of Borrower or any other guarantor(s) of any or all of the Guaranteed Indebtedness or to any collateral or other security
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for the payment of any of the Guaranteed Indebtedness unless and until all of the Guaranteed Indebtedness shall have been fully, finally and indefeasibly paid in cash and all of the financing arrangements and commitments between Borrower and Lender have been terminated. Nothing shall discharge or satisfy the liability of the Guarantor under this Guaranty except the full performance and payment of all of the Guaranteed Indebtedness and all obligations of the Guarantor under this Guaranty.

          Lender's books and records showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

          No invalidity, irregularity or unenforceability of any or all of the Guaranteed Indebtedness or of any collateral or any other guarantees therefor shall affect, impair or be a defense to this Guaranty. The liability of the Guarantor under this Guaranty shall in no way be affected or impaired by any acceptance by Lender of any collateral for or other guarantees of any of the Guaranteed Indebtedness, or by any failure, neglect or omission on the part of Lender to realize upon or protect any of the Guaranteed Indebtedness or any collateral therefor or guarantees thereof. No act of commission or omission of any kind by Lender (including, without limitation, any act or omission which impairs, reduces the value of, releases or fails to perfect a lien upon, any collateral for or guarantee of any of the Guaranteed Indebtedness) shall affect or impair the obligations or the Guarantor under this Guaranty in any manner.

          If claim is ever made on Lender for repayment or recovery of any amount or amounts received by Lender in payment or on account of any of the Guaranteed Indebtedness (including payment under a guaranty or from application of collateral) and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of Lender's property or (b) any settlement or compromise of any such claim effected by Lender with any such claimant (including, without limitation, Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on the Guarantor, notwithstanding any cancellation of any note or other instrument or agreement evidencing such Guaranteed Indebtedness or of this Guaranty, and the Guarantor shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender. This Guaranty shall continue to be effective or be reinstated, as the case may be, if (i) at any time any payment of any of the Guaranteed Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made or (ii) this Guaranty is released or the liability of the Guarantor hereunder is reduced in consideration of a payment of money or transfer of property or grant of a security interest by the Guarantor or any other person or entity and such payment, transfer or grant is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of such person or entity or otherwise, all as though such payment, transfer or grant had not been made.

          The Guarantor hereby represents and warrants to Lender that (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) the execution, delivery and performance by the Guarantor of this Guaranty (i) are within the corporate powers of the Guarantor, (ii) have been duly authorized by all necessary corporate action on the part of the Guarantor, (iii) require no action by or in respect of, consent or approval of or filing or recording with, any governmental or regulatory body, agency

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or official or any other third party and (iv) do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or Bylaws of the Guarantor, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which the Guarantor is a party or by which it is bound or to which it is subject and (c) this Guaranty constitutes the legal, valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          No delay by Lender in exercising any of its options, powers or rights or partial or single exercise thereof shall constitute a waiver thereof. No waiver of any of Lender's rights hereunder and no modification or amendment of this Guaranty shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender's behalf, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair Lender's rights or the obligations of the Guarantor to Lender in any other respect at any other time. In the event any one or more of the provisions contained in this Guaranty should be invalid, illegal or enforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby.

          All payments made under or pursuant to this Guaranty may be allocated among the principal, interest and other portions of the Guaranteed Indebtedness and the other obligations of the Guarantor hereunder in such order as Lender may determine in its sole and absolute discretion.

          The Guarantor hereby covenants and agrees to deliver to Lender such financial statements and other financial information regarding the Guarantor as Lender may from time to time reasonably request.

          This Guaranty is a continuing guaranty which shall remain in full force and effect and shall not be terminable so long as either (i) any Guaranteed Indebtedness shall remain in force and effect or (ii) Lender shall have any commitment or obligation to make loans, extend credit or grant other financial accommodations to Borrower. The dissolution of the Guarantor shall not effect a termination of this Guaranty.

          This Guaranty shall be understood to be for the benefit of Lender and for such other person or persons as may from time to time become or be the holder or owner of such other person or persons as may from time to time become or be the holder or owner of any of the Guaranteed Indebtedness or any interest therein and this Guaranty shall be transferable to the same extent and with the same force and effect as any of the Guaranteed Indebtedness may be transferable. This Guaranty cannot be changed or terminated orally, shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles), shall be binding on the successors and assigns of the Guarantor and shall inure to the benefit of Lender's successors and assigns.

          THE GUARANTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, EASTER DIVISION, AS LENDER MAY ELECT,

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IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY,
(B) AGREES THAT ALL CLAIMS IN RESPECT TO ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THE GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (D) WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (E) WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH THE GUARANTOR MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. THE GUARANTOR (AND BY ITS ACCEPTANCE HEREOF, LENDER) IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH THE GUARANTOR AND LENDER ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY.

          Executed as of the 26th day of November, 1997


                                   THE GSI GROUP, INC., Guarantor

                                       /s/ John Funk
                                   By:________________________________
                                          CFO
                                   Title:_______________________________

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